================================================================================

                          SECURITIES PURCHASE AGREEMENT

                                     BETWEEN

                              DG FASTCHANNEL, INC.

                                       AND

                         MIDWOOD CAPITAL MANAGEMENT LLC,

                         MIDWOOD CAPITAL PARTNERS, L.P.,

                        MIDWOOD CAPITAL PARTNERS QP, L.P.

                                DECEMBER 22, 2006

================================================================================

            THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is entered into effective as of December 22, 2006 between DG FastChannel, Inc., a Delaware corporation (the "Purchaser"), Midwood Capital LLC, a Delaware limited liability company ("Seller"), Midwood Capital Partners, L.P., a Delaware limited partnership ("LP") and Midwood Capital Partners QP, L.P., a Delaware limited partnership ("QP" and together with LP, the "Funds")'

            WHEREAS, Seller and the Funds beneficially own 1,108,674 shares (the "Shares") of common stock, no par value, of POINT.360 ("Point 360"), a California corporation;

            WHEREAS, Seller is the sole general partner of, and manages and provides investment advice to, each of the Funds;

            WHEREAS, Purchaser desires to acquire the Shares, free from all liens, pledges, encumbrances, proxies, voting agreements or arrangements of any kind with respect to the Shares, on the terms, representations warranties, and covenants hereinafter set forth.

            NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Purchase. Seller shall deliver, convey and transfer, or cause the Funds to deliver, convey and transfer, the Shares against delivery in same day funds by wire transfer of $3.25 per Share, for a total purchase price ("Purchase Price") of $3,603,191, to a brokerage account designated in writing by Purchaser, by irrevocable written instructions (the "Transfer Instructions") to the broker(s) engaged by Seller on behalf of the Funds which presently hold or otherwise have custody of the Shares. Seller shall provide Purchaser with written wire instructions for delivery of the Purchase Price to an account(s) at a U.S. financial institution or broker (the "Wire Instructions"), upon which Purchaser can rely in full payment for the Shares. Against confirmation of delivery of the Transfer Instructions to such broker(s) which presently hold or have custody of the Shares, Purchaser shall deliver or cause to be delivered the Purchaser Price in accordance with the Wire Instructions.

      2. Representations, Warranties and Covenants of the Purchaser. Purchaser hereby represents, warrants and covenants to each of the Seller and the Funds as follows.

            2.1 Due Authorization. Purchaser has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and has taken all necessary corporate action to enter and perform this Agreement. This Agreement has been duly authorized and validly executed and delivered by Purchaser and constitutes a legal, valid and binding agreement of Purchaser enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            2.2 Non-Contravention. The execution and delivery of this Agreement, the purchase of the Shares under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under,

(i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which Purchaser is a party,
(ii) the charter, by-laws or other organizational documents of Purchaser, as applicable, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to Purchaser or its property, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of Purchaser or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which Purchaser is a party or by which any of them is bound or to which any of the property or assets of Purchaser is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the acquisition of the Shares by Purchaser, other than with respect to such filings as may be required by Purchaser under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            2.3 Status. Purchaser acknowledges that may be entering into this Agreement and acquiring the Shares on the basis of incomplete or inaccurate information available to it, and that neither Seller nor the Funds, nor any of their respective affiliates or representatives, have made any statement or representations with respect to the financial condition, results of operations or prospects of Point 360. Purchaser hereby waives any claims or causes of action it may have against Seller, the Funds or any of their respective affiliates or representatives with respect to the offer to sell and the sale of the Shares under the securities laws of the Untied States, applicable state securities or other laws or judicial doctrines, upon delivery of the Shares as provided under this Agreement.

      3. Representations, Warranties and Covenants of Seller and the Funds. Each of Seller and the Funds, severally and not joint, hereby represents, warrants and covenants to Purchaser as follows:

            3.1 Title. The Funds are the beneficial owner of the Shares and hold good and marketable title to the Shares without restriction on sale or transfer, and upon consummation of the transaction contemplated by this Agreement, Purchaser will acquire title to the Shares, free and clear of any and all liens, claims, pledges or encumbrances, proxies or voting agreements or arrangements of any kind.

            3.2 Due Authorization. Each of the Seller and the Funds has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and has taken all necessary company or partnership action, as applicable, to enter and perform this Agreement. This Agreement has been duly authorized and validly executed and delivered by each of Seller and the Funds and constitutes a legal, valid and binding agreement of each of Seller and the Funds enforceable against Seller and the Funds in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            3.3 Non-Contravention. The execution and delivery of this Agreement, the sale of the Shares under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which Seller or either of the Funds is a party,
(ii) the organizational documents of Seller or the Funds, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to Seller or either of the Funds or their respective property, other than with respect to a potential obligation arising under the Exchange Act, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of Seller or either of the Funds or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which Seller or either of the Funds is a party or by which any of them is bound or to which any of the property or assets of Seller or either of the Funds is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self -regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the sale of the Shares by Seller and the Funds.

            3.4 Share Ownership. Upon fulfillment of their obligations hereunder, neither Seller nor either of the Funds, will own (beneficially or otherwise) any equity securities of the Point 360, or any securities convertible into or exchangeable or exercisable for any equity securities of the Point 360, or which, upon redemption thereof could result in Seller or either of the funds receiving any equity securities of Point 360, or options, warrants, contractual rights or other rights of any kind to acquire or vote any equity securities of the Point 360.

            3.5 Status. Seller is the sole general partner of the Funds and has sole investment and voting power with respect to the Shares. Each of Seller and the Funds acknowledge that they are sophisticated investors in equity securities and that they trade and invest regularly in equity securities of United States issuers such as Point 360, that they may be entering into this Agreement and selling the Shares on the basis of incomplete or inaccurate information available to them, that neither Purchaser nor any of Purchaser's affiliates or representatives have disclosed to them any intent to acquire additional shares of common stock of Point 360 but if Purchaser or any affiliate thereof should acquire more shares of common stock of Point 360 through any means including open market, privately negotiated or business combination transactions, Purchaser or its affiliates may do so at any time at a price or fair market value greater than $3.25 per share. Each of Seller and the Funds hereby waive any claims or causes of actions they may have against Purchaser, its affiliates or representatives with respect to the offer to purchase and the sale of the Shares under the securities laws of the United States, applicable state securities or other laws or judicial doctrines, upon payment in full of the Purchase Price of the Shares as provided under this Agreement.

            3.6 U.S. Taxpayer. Each of Seller and the Funds have executed and delivered to Purchase a Substitute Form W-9, substantially in the form attached hereto, and represent and warrant to Purchaser that they are not a "foreign person" within the meaning of Section 1445(b)(2) of the Internal Revenue Code.

      4. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by Purchaser and Seller and each of the Funds herein shall survive the execution and delivery of this Agreement, the delivery to Purchaser of the Shares and the payment of the Purchase Price as provided herein.

      5. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed,
(iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

            (a)   if to the Purchaser, to:

                        DG FastChannel, Inc.
                        750 W. John Carpenter Freeway
                        Suite 700
                        Irving, Texas 7503
                        Attn: Omar A. Choucair
                        Chief Financial Officer
                        Phone: (972) 581-2000
                        Fax: (972) 581-2001

                  with a copy to:

                        Latham & Watkins LLP
                        555 Eleventh Street, N.W.
                        Suite 1000
                        Washington, DC 20004
                        Attn: William P. O'Neill
                        Phone: (202) 637-2200
                        Fax: (202) 637-2201

            (b)   if to Seller or the Funds, to:

                        Midwood Capital Management LLC
                        575 Boylston
                        4th Floor
                        Boston, MA 02116
                        Attn: David Cohen
                        Managing Director
                        Phone: (617) 224-1751
                        Fax: (617) 224-1769
                  with a copy to:

                        Foley Hoag LLP
                        155 Seaport Boulevard
                        Boston, MA 02210
                        Attn: Peter M. Rosenblum
                        Phone: (617) 832-1151
                        Fax: (617) 832-7000

                  Copies delivered to counsel shall not constitute notice.

      6. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Purchaser and Seller and the Funds.

      7. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      8. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

      10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

      11. Finders Fees. Neither Purchaser, nor Seller, nor the Funds nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder's fee or commission in connection with this transaction.

      12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

      13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of Purchaser and Seller and the Funds.

      14. Expenses. Each of the Purchaser and Seller and the Funds shall bear its own expenses in connection with the preparation and negotiation of the Agreement and any brokerage fees or commissions in respect of the sale and delivery of the Shares.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                              DG FASTCHANNEL, INC.

                                              By: /s/ Scott Ginsburg
                                                  ------------------------------
                                                  Scott Ginsburg
                                                  Chairman and CEO

                                              MIDWOOD CAPITAL MANAGEMENT LLC

                                              By: /s/ David Cohen
                                                  ------------------------------
                                                  David Cohen
                                                  Managing Director

                                              MIDWOOD CAPITAL PARTNERS, L.P.

                                              By: Midwood Capital Management LLC
                                                  General Partner

                                              By: /s/ David Cohen
                                                  ------------------------------
                                                  David Cohen
                                                  Managing Director

                                              MIDWOOD CAPITAL PARTNERS QP, L.P.

                                              By: Midwood Capital Management LLC
                                                  General Partner

                                              By: /s/ David Cohen
                                                  ------------------------------
                                                  David Cohen
                                                  Managing Director

Attachment: Substitute Form W-9

Substitute  W-9                REQUEST FOR TAXPAYER            GIVE FORM TO THE
      Form           IDENTIFICATION NUMBER AND CERTIFICATION   REQUESTER. DO NOT
(Rev. February 2005)                                           SEND TO THE IRS.

PLEASE PRINT OR TYPE
See SPECIFIC INSTRUCTIONS on page 2.
--------------------------------------------------------------------------------
Name (as shown on your income tax return)

--------------------------------------------------------------------------------
Business name, if different from above
MIDWOOD CAPITAL PARTNERS, L.P.
--------------------------------------------------------------------------------

Check        [ ] Individual/Sole     [ ] Corporation    [X] Partnership   [ ] Other _________    [X] Exempt from
appropriate      Proprietor                                                                          backup withholding
box:
             [ ] LLC filing as Sole  [ ] LLC filing as  [ ] LLC filing as Partnership
                 Proprietor              Corporation
----------------------------------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)                                Requester's name and address (optional)
575 BOYLSTON STREET, 4TH FLOOR
-------------------------------------------------------------------------------
City, state, and ZIP code
BOSTON, MA 02116
----------------------------------------------------------------------------------------------------------------------
List account number(s) here (optional)

----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART I TAXPAYER IDENTIFICATION/NUMBER (TIN)
--------------------------------------------------------------------------------

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

NOTE: If the account is in more than one name, see the chart on page 3 for guidelines on whose number to enter.

------------------------------
SOCIAL SECURITY NUMBER

------------------------------
               OR
------------------------------
EMPLOYER IDENTIFICATION NUMBER
270060548
------------------------------

--------------------------------------------------------------------------------
PART II CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.    I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply.

For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement
(IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 3.)

--------------------------------------------------------------------------------
SIGN HERE     SIGNATURE OF
              U.S. PERSON > /s/ David E. Cohen              DATE > 12/22/06
--------------------------------------------------------------------------------

PURPOSE OF FORM

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

      1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),

      2.    Certify you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee.

NOTE: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

      For federal tax purposes you are considered a person if you are:

      -     An individual who is a citizen or resident of the United States,

      - A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

      - Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

FOREIGN PERSON. If you are a foreign person, do not use for W-9. Instead use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on a exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2.    The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese

                                              Substitute Form W-9 (Rev. 02-2005)

Substitute  W-9                REQUEST FOR TAXPAYER            GIVE FORM TO THE
      Form           IDENTIFICATION NUMBER AND CERTIFICATION   REQUESTER. DO NOT
(Rev. February 2005)                                           SEND TO THE IRS.

PLEASE PRINT OR TYPE
See SPECIFIC INSTRUCTIONS on page 2.
--------------------------------------------------------------------------------
Name (as shown on your income tax return)

--------------------------------------------------------------------------------
Business name, if different from above
MIDWOOD CAPITAL PARTNERS QP, L.P.
--------------------------------------------------------------------------------

Check        [ ] Individual/Sole     [ ] Corporation    [X] Partnership   [ ] Other _________    [X] Exempt from
appropriate      Proprietor                                                                          backup withholding
box:
             [ ] LLC filing as Sole  [ ] LLC filing as  [ ] LLC filing as Partnership
                 Proprietor              Corporation
----------------------------------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)                                Requester's name and address (optional)
575 BOYLSTON STREET, 4TH FLOOR
-------------------------------------------------------------------------------
City, state, and ZIP code
BOSTON, MA 02116
----------------------------------------------------------------------------------------------------------------------
List account number(s) here (optional)

----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART I TAXPAYER IDENTIFICATION/NUMBER (TIN)
--------------------------------------------------------------------------------

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

NOTE: If the account is in more than one name, see the chart on page 3 for guidelines on whose number to enter.

------------------------------
SOCIAL SECURITY NUMBER

------------------------------
               OR
------------------------------
EMPLOYER IDENTIFICATION NUMBER
421657728
------------------------------

--------------------------------------------------------------------------------
PART II CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.    I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply.

For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement
(IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 3.)

--------------------------------------------------------------------------------
SIGN HERE     SIGNATURE OF
              U.S. PERSON > /s/ David E. Cohen              DATE > 12/22/06
--------------------------------------------------------------------------------

PURPOSE OF FORM

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

      1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),

      2.    Certify you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee.

NOTE: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

      For federal tax purposes you are considered a person if you are:

      -     An individual who is a citizen or resident of the United States,

      - A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

      - Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

FOREIGN PERSON. If you are a foreign person, do not use for W-9. Instead use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on a exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2.    The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese

                                              Substitute Form W-9 (Rev. 02-2005)